Business combination (Tables)	12 Months Ended
Dec. 31, 2021
Business combination [Abstract]
Schedule of purchase price
Amount
RMB
Fair value of total consideration transferred:
Cash consideration	300,000
Cash acquired from business combination	(3,211)
Subtotal	296,789
Recognized amounts of identifiable assets acquired and liability assumed:
Current assets	45,440
Intangible asset - computer software	276,087
Current liabilities	(3,200)
Deferred tax assets	2,802,091
Total identifiable net assets	3,120,419
Other income*	2,823,630

*	The excess of the total consideration over the fair value of the assets acquired was recorded as other income, which was due to the deferred tax assets recognized since the management considered it more likely than not that Youxi Software could generate sufficient pre-tax profit in the next 5 consecutive years and the deferred tax assets will be utilized in the future.

Amount
RMB
Fair value of total consideration transferred:
Cash consideration	23,000,000
Cash acquired from business combination	(2,811,219)
Subtotal	20,188,781
Recognized amounts of identifiable assets acquired and liability assumed:
Current assets	15,799,304
Non-current assets	6,230,107
Current liabilities	(28,485,037)
Total identifiable net liabilities	(6,455,626)
Goodwill*	26,644,407

*	The goodwill was primarily attributable to the synergy from the joint students recruiting events and channel, program design, development and marketing, and teacher training and recruitment opportunities. The goodwill is not deductible for tax purposes.